Exhibit (h)(xiv)

October 23, 2025

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attention: Suzanne M. Hinckley, SVP

Re:  Calamos ETF Trust (the “Trust”)

Ladies and Gentlemen:

Please be advised that the undersigned Trust is incorporated and registered as a management investment company under the Investment Company Act of 1940, as amended, and has established those new series of shares identified under its name on Exhibit A hereto (each, a “Portfolio”).

In accordance with Section 12, the Additional Portfolios provision, of the Transfer Agency and Service Agreement dated as of March 21, 2014, as amended, modified, or supplemented from time to time (the “Agreement”), by and among the Trust and State Street Bank and Trust Company (“State Street”), the undersigned Trust, on behalf of its Portfolios, hereby requests that State Street act as Transfer Agent for its Portfolio under the terms of the Agreement, and that Schedule A to the Agreement is hereby amended and restated as set forth on Exhibit B attached hereto. In connection with such request, the undersigned Trust hereby confirms, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement.

Please indicate your acceptance of the foregoing by executing this letter agreement and returning a copy to the Trust.

Sincerely,

Calamos ETF trust

on behalf of:

Calamos Nasdaq Autocallable Income ETF

Calamos Nasdaq Autocallable Income ETF – Sub 1

By:	/s/ Stephen Atkins
Name:	Stephen Atkins
Title:	Treasurer, Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Suzanne M. Hinckley
Name:	Suzanne M. Hinckley
Title:	SVP

Effective Date: October 22, 2025

Information Classification: Limited Access

EXHIBIT B

Calamos ETF Trust

Calamos Nasdaq Autocallable Income ETF

Calamos Nasdaq Autocallable Income ETF – Sub 1

Information Classification: Limited Access

EXHIBIT A

Schedule A

List of Portfolios

Calamos Antetokounmpo Global Sustainable Equities ETF

Calamos Convertible Equity Alternative ETF

Calamos CEF Income & Arbitrage ETF

Calamos Nasdaq® Equity & Income ETF

Calamos S&P 500® Structured Alt Protection ETF® – May

Calamos S&P 500® Structured Alt Protection ETF® – July

Calamos S&P 500® Structured Alt Protection ETF® – August

Calamos Nasdaq-100® Structured Alt Protection ETF® – June

Calamos Russell 2000® Structured Alt Protection ETF® – July

Calamos Nasdaq-100® Structured Alt Protection ETF® – September

Calamos S&P 500® Structured Alt Protection ETF® – September

Calamos Laddered S&P 500® Structured Alt Protection ETF®

Calamos S&P 500® Structured Alt Protection ETF® – October

Calamos Russell 2000® Structured Alt Protection ETF® – October

Calamos Nasdaq-100® Structured Alt Protection ETF® – December

Calamos S&P 500® Structured Alt Protection ETF® - November

Calamos Nasdaq-100® Structured Alt Protection ETF® – March

Calamos Russell 2000® Structured Alt Protection ETF® – January

Calamos S&P 500® Structured Alt Protection ETF® - December

Calamos S&P 500® Structured Alt Protection ETF® - April

Calamos S&P 500® Structured Alt Protection ETF® – June

Calamos S&P 500® Structured Alt Protection ETF® - January

Calamos S&P 500® Structured Alt Protection ETF® - February

Calamos S&P 500® Structured Alt Protection ETF® - March

Calamos Russell 2000® Structured Alt Protection ETF® – April

Calamos Bitcoin Structured Alt Protection ETF® – January

Calamos Bitcoin 90 Series Structured Alt Protection ETF® – January

Calamos Bitcoin 80 Series Structured Alt Protection ETF® – January

Calamos Bitcoin Structured Alt Protection ETF – January Sub 1

Calamos Bitcoin 90 Series Structured Alt Protection ETF – January Sub 1

Calamos Bitcoin 80 Series Structured Alt Protection ETF – January Sub 1

Calamos Bitcoin 90 Series Structured Alt Protection ETF® – April

Calamos Bitcoin 80 Series Structured Alt Protection ETF® - April

Calamos Bitcoin Structured Alt Protection ETF® – April

Calamos Autocallable Income ETF

Calamos Autocallable Income ETF – Sub 1

Calamos Bitcoin Structured Alt Protection ETF® – July

Calamos Bitcoin 90 Series Structured Alt Protection ETF® – July

Calamos Bitcoin 80 Series Structured Alt Protection ETF® – July

Calamos Bitcoin Structured Alt Protection ETF – July Sub 1

Calamos Bitcoin 90 Series Structured Alt Protection ETF – July Sub 1

Calamos Bitcoin 80 Series Structured Alt Protection ETF – July Sub 1

Calamos Bitcoin Structured Alt Protection ETF® – October

Calamos Bitcoin 90 Series Structured Alt Protection ETF® – October

Calamos Bitcoin 80 Series Structured Alt Protection ETF® – October

Information Classification: Limited Access

EXHIBIT B

Calamos Nasdaq Autocallable Income ETF

Calamos Nasdaq Autocallable Income ETF – Sub 1

Information Classification: Limited Access